UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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China Automotive Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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CHINA AUTOMOTIVE SYSTEMS, INC.

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Notice of Annual Meeting of Stockholders

To Be Held On July 18, 2019

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on July 18, 2019 (Thursday) at 10 am local time at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China, as more fully described in the accompanying proxy statement, to:

1	elect five directors of the Company, to hold office until the 2020 annual meeting of stockholders and until their successors are elected and qualified;
2.	approve an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program;
3.	approve an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation;
4.	ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019; and
5.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 28, 2019 (Tuesday) will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Chen Hanlin
Chen Hanlin
Chairman

Hubei, the People’s Republic of China

May 29, 2019

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

CHINA AUTOMOTIVE SYSTEMS, INC.

Henglong Group

88 Sha Cen Road, Second Floor, Jingzhou City

Hubei Province (434000), the People’s Republic of China

(86) 27-8757-0028

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  PROXY STATEMENT

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2019 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc. (the “Company”) is furnishing this proxy statement in connection with the solicitation of proxies by the board of directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders to be held on July 18, 2019 (Thursday) at 10 am at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China and at any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the Company’s annual report will be made available on internet on or before June 4, 2019 (Tuesday).

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on July 18, 2019 (Thursday) - the Company’s Annual Report for the year ended December 31, 2018 (the “Annual Report”) and this Proxy Statement are available at http://www.caasauto.com.

Only holders of the Company’s common stock as of the close of business on May 28, 2019 (Tuesday) (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 32,338,302 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the notice of internet availability of proxy materials (“Notice of Internet Availability”) mailed to the stockholders. All proxies received by the Company that are properly executed and have not been revoked will be voted in accordance with the instructions contained in the proxies. If a paper copy of the proxy materials is requested by a stockholder and a signed proxy card is received by the Company that does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement; (ii) approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program; (iii) approval of an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation; and (iv) the ratification of the appointment of PricewaterhouseCoopers Zhong Tian LLP (“PwC”), as the Company’s independent auditors for the fiscal year ending December 31, 2019. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability, (b) if a proxy is executed in paper form, delivering another duly executed proxy bearing a later date, or (c) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through the internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors is set forth below:

Name	Age	Position	Term Expires on the Date of the Annual Meeting Held in the Year
Hanlin Chen	62	Chairman	2019
Qizhou Wu	55	CEO and Director	2019
Arthur Wong	59	Director	2019
Guangxun Xu	68	Director	2019
Robert Tung	63	Director	2019

The Board of Directors has determined that the following directors for fiscal year 2019 are “independent” under the current rules of the Nasdaq Stock Market: Arthur Wong, Guangxun Xu and Robert Tung. In addition, the Board of Directors has determined that each of Heng Henry Lu and Tong Kooi Teo, the two first-time nominees to the Board of Directors, are “independent” under the current rules of the Nasdaq Stock Market.

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo as directors to serve for a one-year term until the annual meeting of stockholders in 2020 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting. Messrs. Wong and Tung will not stand for reelection at the Annual Meeting. The Company thanks Messrs. Wong and Tung for their years of service.

Hanlin Chen

Hanlin Chen has served as the chairman of the Board of Directors and an executive officer since March 2003. From 1993 to 1997, Mr. Chen was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. Since 1997, he has been the chairman of the Board of Henglong Automotive Parts, Ltd.

Mr. Hanlin Chen is the brother-in-law of the Company’s senior vice president, Mr. Andy Tse.

As chairman of the Board of Directors, Mr. Chen oversees the implementation of the Company’s business plan.

The Board of Directors believes that Mr. Chen’s leadership and extensive knowledge of the Company are essential to the development of the Company’s strategic vision.

Qizhou Wu

Qizhou Wu has served as a director since March 2003 and as the chief executive officer of the Company since September 2007. He served as chief operating officer from 2003 to 2007. He was the executive general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and the general manager of Henglong Automotive Parts Co., Ltd. from 1999 to 2002. Mr. Wu graduated from Tsinghua University in Beijing with a Master’s degree in automobile engineering.

The Board of Directors believes that Mr. Wu’s experience and extensive knowledge of the Company are essential to the implementation of the Company’s strategic vision.

Guangxun Xu

Guangxun Xu has served as an independent director of the Company since December 2009. He is a member of the audit and compensation committees, and the chairman of the nominating committee of the Board of Directors. Mr. Xu has been the Chief Representative of NASDAQ in China and a managing director of the NASDAQ Stock Market International, Asia for over ten (10) years. With a professional career in the finance field spanning over thirty (30) years, Mr. Xu’s practice focuses on providing package services on U.S. and U.K. listings, advising on and arranging for private placements, PIPEs, IPOs, pre-IPO restructuring, M&A, corporate and project finance, corporate governance, post-IPO IR compliance and risk control.

The Board of Directors believes that Mr. Xu’s many years of experience in working with public companies and financial markets in Asia provides value to the Board of Directors and the Company.

Heng Henry Lu

Heng Henry Lu has been an adviser to NBS Group since February 2016. Dr. Lu was a partner of SVC China from 2012 to 2014 and Chief Representative of William Blair & Company, L.L.C., Shanghai Representative Office from 2006 to 2011. Prior to that, Dr. Lu was with McKinsey & Company advising global and domestic companies on their growth and financial strategies. Dr. Lu received a Doctor of Philosophy from Columbia University in 1997 and a Master of Business Administration from University of Chicago Business School in 2000.

The Board of Directors believes that Dr. Lu’s many years of experience in advising companies in the PRC and abroad provides perspective and global vision to the Company’s development.

Tong Kooi Teo

Mr. Tong Kooi Teo is the Chief Executive Officer of DPS Corporate Advisory Company Limited, Beijing, China, a member of Head International Group, China since March 2018. He is a Non-Executive Director of Guocoland (China) Limited since February 2018.  He was Managing Director of Guoco Investment (China) Ltd., Hong Kong from 2014 to 2018, after serving as the Group Managing Director of Guocoland (China) Ltd. from 2012 to 2014. Prior to that, Mr. Teo was the Chief Executive Officer (China and Vietnam Operations) of WCT Holdings Bhd, Malaysia from 2011 to 2012. He was the Chief Executive Officer of Hong Leong Asia Ltd (HLA), which is listed on the Singapore Stock Exchange from 2004 to 2010. From 2003 to 2004, Mr. Teo was the Managing Director of Tasek Corporation Bhd, Malaysia, which is listed on the Kuala Lumpur Stock Exchange. From 1994 to 2002, Mr. Teo was General Manager of Corporate Banking Division and Chief Operating Officer of Hong Leong Bank Malaysia. From 1989 to 1994, Mr. Teo was with Deutsche Bank Malaysia where his last held position was Head of Corporate Banking.

The Board of Directors believes that Mr. Teo’s many years of experience working with companies and banks in Asia and in the PRC and abroad provides perspective and global vision to the Company’s development.

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating committee of the Board of Directors (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that a majority of the directors are independent under the rules of the Nasdaq Stock Market, that the members of the Company’s audit committee of the Board of Directors (the “Audit Committee”) meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and that at least one member of the Board of Directors qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board of Directors duties.

Process for Identifying and Evaluating Nominees.

In February 2019, the Nominating Committee received the nominations of Dr. Heng Henry Lu and Mr. Tong Kooi Teo to serve as independent directors from the Company’s chairman, Mr. Hanlin Chen. The Nominating Committee has evaluated each candidate’s qualifications and checked relevant references; in addition, the two candidates have been interviewed by the members of the Nominating Committee and met with all of the members of the Board of Directors. Based on this input, the Nominating Committee has evaluated and concluded that the two prospective candidates are qualified to serve as directors and the committee has recommended to the Board of Directors that such candidates be presented for the approval of the stockholders.

Stockholder Nominees.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election at the annual meeting to be held in 2020. Any such nominations should be submitted to the Nominating Committee, c/o Mrs. Wei Na (secretary to the Board of Directors), and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the bylaws of the Company and under the caption “Stockholder Proposals for 2020 Annual Meeting” below. Each director nominated in this Proxy Statement was recommended for election by the Nominating Committee and by the Board of Directors.

Board Nominees for the 2019 Annual Meeting.

The nominees listed in this proxy statement are three of the current five directors standing for re-election and, as explained above, two new candidates.

BOARD LEADERSHIP STRUCTURE

Mr. Hanlin Chen is the chairman of the Board of Directors and Mr. Qizhou Wu is the chief executive officer and a director of the Company. The Company’s leadership structure of a separate chairman of the Board of Directors and chief executive officer has historically proven effective for it in the areas of performance and corporate governance, among others. The Company does not have a lead independent director. The Company, in consideration of the size of the Board of Directors and the presence of three independent directors who constitute a majority, believes that it is not necessary to appoint a lead independent director. The Board of Directors has determined that its current structure is in the best interests of the Company and its stockholders. The Company believes that the independent nature of the audit, compensation and nominating committees of the Board of Directors also ensures that the Board of Directors maintains a level of independent oversight of management that is appropriate for the Company. The Board of Directors will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board of Directors has the ultimate oversight responsibility for the risk management process. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being faced by management and determines what constitutes an appropriate level of risk for the Company. While the ultimate risk oversight rests with the Board of Directors, the Board of Directors has delegated the responsibility for the management of certain types of risks to its committees. For example, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management, and risks related to the compensation programs are reviewed by the compensation committee of the Board of Directors (the “Compensation Committee”). The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Based on the number of years of service to the Board of Directors, workload and performance, the Board of Directors determines directors’ compensation. The Board of Directors believes that the compensation of the members of the Board of Directors was appropriate as of December 31, 2018. The independent directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $14,850 to $16,350 per quarter. The directors are reimbursed for certain expenses in connection with attending meetings of the Board of Directors and committees of the Board of Directors.

In addition, in the year ended December 31, 2018, in connection with the evaluation of a proposal submitted to the Board of Directors on May 14, 2017 from Mr. Hanlin Chen relating to a possible “going private” transaction (the “Proposal”), each of Mr. Arthur Wong, Mr. Guangxun Xu and Mr. Robert Tung was paid a supplemental director fee of approximately $9,333 per month over a period of ten months from May 2017 to February 2018. The aggregate amount of such supplemental director fees paid during the year ended December 31, 2018 was $55,998. In connection with the appointment of a special committee of independent directors to evaluate the Proposal (the “Special Committee”), the Company’s management studied the fees payable to members of the special committee in over 25 privatization bids. Based on that information, the Company’s management determined that the aggregate fees paid by companies to members of a special committee in connection with a going-private transaction ranged from $75,000 to $440,000, with an average of $244,176 and a median of $220,000. For the more recent transactions, the aggregate fees ranged from $200,000 to $650,000, with an average of $487,000. Considering the size and complexity of the Company, the Company’s management determined to cap the fees payable to the Special Committee at $280,000, even if the privatization transaction was to take more than ten months to complete. On August 16, 2018, the Proposal was withdrawn.

The Company has also granted, and expects to continue to grant, to non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company approved certain director grants at the annual meeting of the stockholders in 2005, which grants were included in the 2004 stock option plan (the “2004 Stock Option Plan”). At the 2014 annual meeting of stockholders, the stockholders of the Company approved an amendment to the 2004 Stock Option Plan that extended its term for an additional ten (10) years. Pursuant to such amendment, the 2004 Stock Option Plan will expire on June 27, 2025.

The options granted to non-employee directors that are currently outstanding or were outstanding during the past three (3) years are as follows:

*	On December 2, 2016, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $6.95 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On August 16, 2017, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $5.04 per share over a period of five (5) years. The exercise price represented the fair market value based on the grant date of the stock options.

*	On December 5, 2018, the Company issued additional options to purchase 7,500 shares of common stock to each of its then three independent directors. Such stock options were vested immediately upon grant and are exercisable at $2.37 per share over a period of five (5) years. The exercise price represented the fair market value based on one day before the grant date of the stock options. (Nasdaq was closed on December 5, 2018 in observance of the National Day of Mourning for President George H.W. Bush.)

The compensation that directors received for serving on the Board of Directors for fiscal year 2018 was as follows (figures in the chart are in thousands of USD):

Name	Fees earned or paid in cash	Option awards (1)	Total
Robert Tung	$65	$8	$73
Guangxun Xu	$59	$8	$67
Arthur Wong	$65	$8	$73

(1)	Other than the cash payment based on a director’s number of service years, workload and performance, the Company grants 7,500 option awards to each director every year. In accordance with ASC Topic 718, the cost of the above mentioned stock options issued to directors was measured on one day before the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions. Please see Note 19 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2018 for more details.

The cost of the above mentioned compensation paid to directors was measured based on investment, operating, technology and consulting services they provided. Except as stated above, no other directors had received any compensation for their service on the Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation and nominating committees. The Board of Directors met six (6) times during 2018. The Audit Committee met four (4) times, the Compensation Committee met four (4) times and the Nominating Committee met four (4) times during 2018. Each member of the Board of Directors attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees on which such member served, during the period of such member’s service. The audit, compensation and nominating committees’ charters are available on the Company’s website at www.caasauto.com.

Audit Committee.

The Audit Committee currently consists of Arthur Wong (chairman), Robert Tung and Guangxun Xu. The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board of Directors has determined that Arthur Wong qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors.

Nominating Committee.

The Nominating Committee currently consists of Guangxun Xu (chairman), Robert Tung and Arthur Wong, each of whom the Board of Directors has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee’s responsibilities include recommending nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance.

Compensation Committee.

The Compensation Committee currently consists of Robert Tung (chairman), Guangxun Xu and Arthur Wong. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the year ended December 31, 2018, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our directors may email the chairman Mr. Hanlin Chen at chenhanlin@chl.com.cn. Mr. Chen will review all such correspondence and will regularly forward to the other members of the Board of Directors copies of all such correspondence that deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholders meetings. Last year, 5 directors attended the annual meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer and principal financial officer. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the SEC.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s common stock as of December 31, 2018 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s directors and Named Executive Officers (defined below) and (iii) all executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China. Percentage ownership is based upon 31,497,723 shares outstanding as of March 28, 2019 (exclusive of 840,579 shares of treasury stock).

Name/Title	Total Number of Shares	Percentage Ownership
Hanlin Chen, Chairman (1)	17,849,014	56.67%
Qizhou Wu, CEO and Director	1,325,136	4.21%
Jie Li, CFO (2)	124,997	0.40%
All Directors and Executive Officers (8 persons)	19,727,051	62.63%

(1)	These 17,849,014 shares of common stock include: (i) 13,322,547 shares of common stock beneficially owned by Mr. Hanlin Chen; (ii) 1,502,925 shares of common stock beneficially owned by Ms. Liping Xie, Mr. Hanlin Chen’s wife; and (iii) 3,023,542 shares of common stock beneficially owned by Wiselink, a company controlled by Mr. Hanlin Chen.
(2)	Includes 50,000 shares held as nominee for Jiulong Machinery Electricity. On October 13, 2014, the Company issued 4,078,000 of its common shares in a private placement to nominee holders of Jiulong Machinery Electricity for the acquisition of the 19.0% and 20.0% equity interest in Jiulong and Henglong held by Jiulong Machinery Electricity, respectively. All of the nominee holders of Jiulong Machinery Electricity are unrelated parties except for Mr. Jie Li (CFO).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following related parties are related through common ownership with the major stockholders of the Company:

. Jingzhou Henglong Fulida Textile Co., Ltd., “ Fulida ”
. Xiamen Joylon Co., Ltd., “ Xiamen Joylon ”
. Shanghai Tianxiang Automotive Parts Co., Ltd., “ Shanghai Tianxiang ”
. Shanghai Jinjie Industrial & Trading Co., Ltd., “ Shanghai Jinjie ”
. Changchun Hualong Automotive Technology Co., Ltd., “ Changchun Hualong ”
. Jiangling Tongchuang Machining Co., Ltd., “ Jiangling Tongchuang ”
. Shanghai Hongxi Investment Inc., “ Hongxi ”
. Hubei Wiselink Equipment Manufacturing Co., Ltd., “ Hubei Wiselink ”
. Jingzhou Derun Agricultural S&T Development Co., Ltd., “ Jingzhou Derun ”
. Jingzhou Tongying Alloys Materials Co., Ltd., “ Jingzhou Tongying ”
. Wuhan Dida Information S&T Development Co., Ltd., “ Wuhan Dida ”
. Hubei Wanlong Investment Co., Ltd., “ Hubei Wanlong ”
. Jingzhou Yude Machining Co., Ltd., “ Jingzhou Yude ”
. Wiselink Holdings Limited, “ Wiselink ”
. Beijing Hainachuan HengLong Automotive Steering System Co., Ltd., “ Beijing Henglong ”
. Honghu Changrun Automotive Parts Co., Ltd., “ Honghu Changrun ”
. Jingzhou Henglong Real Estate Co., Ltd., “ Henglong Real Estate ”
. Xiamen Joylon Automotive Parts Co., Ltd., “Xiamen Automotive Parts ”
. Jingzhou Jiulong Machinery and Electronic Trading Co., Ltd., “ Jiulong Machinery ”
. Wuhan Tongkai Automobile Motor Co., Ltd., “ Wuhan Tongkai ”
. Jingzhou Natural Astaxanthin Inc., “Jingzhou Astaxanthin”
. Hubei Asta Biotech Inc., “Hubei Asta”
. Shanghai Yifu Automotive Electronics Technology Co., Ltd., “Shanghai Yifu”
. Suzhou Qingyan Venture Capital Fund L.P., “Suzhou Qingyan”
. Chongqing Qingyan Venture Capital Fund L.P., “Chongqing Qingyan”
. Chongqing Jinghua Automotive Intelligent Manufacturing Technology Research Co., Ltd., “Chongqing Jinghua”
. Jingzhou WiseDawn Electric Car Co., Ltd., “Jingzhou WiseDawn”
. Hubei Zhirong Automobile Technology Co., Ltd., “Hubei Zhirong”
. Hubei Tongrun Automotive Parts Industry Development Co., Ltd., “Hubei Tongrun”

Related Party Transactions.

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated at fair market price and under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

Related sales and purchases: During the years ended December 31, 2018 and 2017, the joint ventures entered into related party transactions with companies with common directors as shown below (figures are in thousands of USD):

Merchandise Sold to Related Parties

	Year Ended December 31,
	2018	2017
Beijing Henglong	$31,291	$31,089
Xiamen Automotive Parts	5,739	6,042
Wuhan Tongkai	455	290
Shanghai Jinjie	119	161
Hubei Wiselink	2	-
Jingzhou Yude	-	1
Total	$37,606	$37,583

Rental Income

	Year Ended December 31,
	2018	2017
Rental Income	$375	$147

Materials Sold to Related Parties

	Year Ended December 31,
	2018	2017
Honghu Changrun	$637	$575
Jingzhou Yude	636	711
Jingzhou Tongying	279	288
Jiangling Tongchuang	-	27
Beijing Henglong	-	2
Other Related Parties	1	2
Total	$1,553	$1,605

Materials Purchased from Related Parties

	Year Ended December 31,
	2018	2017
Jingzhou Tongying	$9,091	$11,078
Jiangling Tongchuang	7,066	7,930
Wuhan Tongkai	6,849	7,454
Honghu Changrun	1,665	1,157
Hubei Wiselink	884	1,374
Other Related Parties	3	1
Total	$25,558	$28,994

Technology and Services Purchased from Related Parties (R&D Expenses)

	Year Ended December 31,
	2018	2017
Changchun Hualong	$496	$454
Jingzhou Yude	263	117
Jingzhou Tongying	42	-
Jingzhou Derun	25	46
Hubei Wiselink	7	507
Hubei Asta	2	10
Jiulong Machinery	-	25
Total	$835	$1,159

Property, Plant and Equipment Purchased from Related Parties

	Year Ended December 31,
	2018	2017
Hubei Wiselink	$5,281	$9,113
Henglong Real Estate	2	-
Total	$5,283	$9,113

Related receivables, advance payments and accounts payable: As of December 31, 2018 and 2017, accounts receivable, other receivables, accounts payable and advance payments between the Company and related parties are as shown below (figures are in thousands of USD):

Accounts and Notes Receivable from Related Parties

	December 31,
	2018	2017
Beijing Henglong	$13,640	$13,533
Xiamen Automotive Parts	2,527	2,601
Jingzhou Yude	1,398	1,559
Xiamen Joylon	1,129	1,186
Shanghai Jinjie	91	101
Wuhan Tongkai	40	90
Jingzhou Tongying	-	16
Total	$18,825	$19,086

Accounts and Notes Payable to Related Parties

	December 31,
	2018	2017
Jingzhou Tongying	$1,199	$2,720
Wuhan Tongkai	1,081	2,259
Hubei Wiselink	914	1,379
Jiangling Tongchuang	584	739
Wuhan Dida	355	-
Honghu Changrun	325	57
Shanghai Tianxiang	11	12
Jingzhou Yude	8	2
Total	$4,477	$7,168

Advance Payments for Property, Plant and Equipment to Related Parties

	December 31,
	2018	2017
Hubei Wiselink	$7,679	$5,158
Henglong Real Estate	1,044	106
Total	$8,723	$5,264

Other Advance Payments and Others to Related Parties

	December 31,
	2018	2017
Jingzhou WiseDawn	$533	$-
Honghu Changrun	470	481
Jingzhou Yude	120	-
Changchun Hualong	73	76
Wuhan Tongkai	57	188
Henglong Real Estate	-	19,895
Jingzhou Derun	-	118
Other Related Parties	28	83
Total	$1,281	$20,841

As of March 28, 2019, the date the Company issued the financial statements, Hanlin Chen, Chairman, owns 56.4% of the common stock of the Company and has the effective power to control the vote on substantially all significant matters without the approval of other stockholders.

EXECUTIVE COMPENSATION

Elements of Compensation.

The Company’s executive compensation consists of the following elements.

Base Salary

Base salaries for the Company’s executives are established to be amounts of compensation that are similar to those paid by other companies to executives in similar positions and with similar responsibilities. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The Compensation Committee established a salary structure to determine base salaries and is responsible for initially setting executive officer compensation in employment arrangements with each individual. The base salary amounts are intended to reflect the Company’s philosophy that the base salary should attract experienced individuals who will contribute to the success of the Company’s business goals and represent cash compensation that is commensurate with the compensation of individuals at similarly situated companies.

The Board of Directors and Compensation Committee have approved the current salaries for executives: RMB2.5 million (equivalent to approximately $0.38 million) for the Chairman, RMB1.6 million (equivalent to approximately $0.25 million) for the CEO, and RMB1.0 million (equivalent to approximately $0.15 million) individually for other officers in 2018.

Performance Bonus

The Company awards performance bonuses to certain executives based on the achievement of set goals.

a.	Grantees: Mr. Hanlin Chen, Mr. Qizhou Wu, Mr. Andy Tse, Mr. Jie Li and Mr. Yijun Xia.
b.	Conditions: based on the Company’s consolidated financial statements, (i) the year over year growth rate of sales for 2018 must be or 5% or higher; and (ii) the year over year growth rate of sales for 2018 must be 10% or higher;
c.	Bonus: If condition (i) is satisfied, 25% of each officer’s annual salary in 2018; and if condition (ii) is satisfied, 50% of each officer’s annual salary in 2018.

The Company did not pay any performance bonus for any Named Executive Officer in 2018 as the Company did not reach any of the above condition (i) or (ii).

Stock Option Awards

The stock option plan proposed by management, which aims to incentivize and retain core employees, to meet employees’ benefits, the Company’s long term operating goals and stockholder benefits, was approved at the annual meeting of stockholders held on June 28, 2005, and extended for ten years at the annual meeting of stockholders held on September 16, 2014. The maximum common shares available for issuance under the plan is 2,200,000. The term of the plan was extended to June 27, 2025.

There were no stock options granted to management in 2018.

Other Compensation

Other than the base salary for the Company’s Named Executive Officers, the performance bonus and the stock option awards referred to above, the Company does not have any other benefits and perquisites for its Named Executive Officers. However, the Compensation Committee in its discretion may provide benefits and perquisites to these executive officers if it deems advisable to do so.

Option Exercises and Stock Vested

During fiscal year 2018, no shares were acquired by the Named Executive Officers of the Company under the 2004 Stock Option Plan.

Role of Executives in Executive Compensation Decisions.

The Compensation Committee seeks input from the Company’s chairman and chief executive officer when discussing the performance of, and compensation levels for, executives other than the chairman or the chief executive officer. None of our executives participates in deliberations relating to his own compensation. In particular, the Compensation Committee seeks input from the Company’s chairman and chief executive officer in assessing the performance of individual executive officers, assessing competitive conditions in the market for retaining key employees and establishing the Company’s business goals and financial objectives which are used by the Compensation Committee in setting compensation levels.

Employment Contracts and Termination of Employment.

All of the Company’s executive officers have executed standard employment agreements with the Company, which are governed by PRC law. Other than the amounts of compensation to be paid by the Company, the terms and conditions of the employment agreements with the executive officers are substantially the same as those of the Company’s standard employment agreements with non-executive employees. The Company’s standard employment agreements are for a fixed period of five (5) years and may be renewed upon notice from the employee and consent of the Company. The Company may terminate an employment agreement upon thirty days’ notice if an employee is no longer suitable for the job due to medical or other reasons. An employee may terminate his or her employment agreement without cause upon one month’s notice to the Company. The compensation stated in the agreement is the base salary and is subject to adjustment on an annual basis.

Compensation of Executive Officers.

The following describes the compensation arrangements under the employment contracts of our Named Executive Officers.

*	Hanlin Chen, the Company’s Chairman, has a renewed employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Chen received an annual salary of approximately $246,000 during the fiscal year ended December 31, 2018.
*	Qizhou Wu, the Company’s CEO, has an employment agreement that became effective as of September 25, 2012. The agreement is for an indefinite term pursuant to the PRC labor law. Mr. Wu received an annual salary of approximately $164,000 during the fiscal year ended December 31, 2018.
*	Haimian Cai, the Company’s Vice President, has an employment agreement that became effective as of July 8, 2010. The agreement is for an indefinite term pursuant to the local rules and regulations. Mr. Cai received an annual salary of approximately $150,000 during the fiscal year ended December 31, 2018.

Summary Compensation Table.

The compensation that the Company’s CEO and the two most highly compensated executive officers other than the CEO (collectively, the “Named Executive Officers”) received for their services for fiscal years ended 2018 and 2017 were as follows (figures are in thousands of USD):

Name and principal position	Year	Salary (1)	Bonus (2)	Option Awards (3)	Total
Hanlin Chen (Chairman)	2018	$246	$-	$-	$246
	2017	$246	$62	$-	$308

Qizhou Wu (CEO)	2018	$164	$-	$-	$164
	2017	$164	$41	$-	$205

Haimian Cai (Vice President)	2018	$150	$-	$-	$150
	2017	$150	$-	$-	$150

  (1)  Salary – Please refer to Base Salary disclosed under the “Elements of Compensation” section above for further details.

  (2)  Bonus – Please refer to Performance Bonus disclosed under the “Elements of Compensation” section above for further details.

  (3)  Option Awards – Please refer to Stock Option Awards disclosed under the “Elements of Compensation” section above for further details.

For detailed information on option exercises and stock vested, please see Note 19 to the consolidated financial statements of the Company in the Annual Report on Form 10-K for the year ended December 31, 2018.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent auditors to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies and approving all professional services to be provided to the Company by its independent auditors. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock Market.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Audit Committee:

*	reviewed and discussed the audited financial statements as of and for the year ended December 31, 2018 with the Company’s management and PwC, the Company’s independent auditors;
*	discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;
*	reviewed the written disclosures and the letter from PwC required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence and concluded that the non-audit services performed by PwC are compatible with maintaining their independence;
*	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC; and
*	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Arthur Wong (chairman), Robert Tung and Guangxun Xu

Audit Committee’s Pre-approval Policy.

During the fiscal years ended December 31, 2018 and 2017, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services.

The following table sets forth the aggregate fees for professional audit services rendered by PricewaterhouseCoopers Zhong Tian LLP for the audit of the Company’s annual financial statements and other services provided in the fiscal years 2018 and 2017. The Audit Committee has approved all of the following fees (figures are in thousands of USD):

	Fiscal Year Ended
	2018	2017
Audit Fees	$674	$708
Other Fees	$104	$80
Total Fees Paid	$778	$788

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2020 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “For” the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Hanlin Chen, Qizhou Wu, Guangxun Xu, Heng Henry Lu and Tong Kooi Teo.

PROPOSAL 2 — ADVISORY (NON-BINDING) PROPOSAL CONCERNING THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION PROGRAM

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules, commonly referred to as a “Say-on-Pay.” At the 2011 annual meeting of stockholders, the Board of Directors proposed and the Company’s stockholders approved, on an advisory basis, a frequency of every two years for advisory votes on the compensation of our Named Executive Officers. In accordance with this vote, this year the Board of Directors is again implementing an advisory vote on the compensation of our Named Executive Officers.

As described under the “Executive Compensation - Compensation Discussion and Analysis” section of this proxy statement, the Company’s executive compensation program is designed to attract, motivate and retain our Named Executive Officers who are critical to the Company’s success. The Company believes that the various elements of its executive compensation program work together to promote its goal of ensuring that total compensation should be related to both the Company’s performance and individual performance.

Stockholders are urged to read the “Executive Compensation - Compensation Discussion and Analysis” section of this proxy statement, which discusses how the Company’s executive compensation policies implement its compensation philosophy. The “Executive Compensation - Compensation of Executive Officers” section and the “Executive Compensation - Summary Compensation Table” section of this proxy statement contain narrative discussion and tabular information about the compensation of our Named Executive Officers, including information about fiscal year 2018 compensation of the Company’s Named Executive Officers. The Compensation Committee and the Board of Directors believe that these policies are effective in implementing the Company’s compensation philosophy and in achieving its goals.

You are invited to review the compensation of the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the “Executive Compensation - Compensation Discussion and Analysis” section and the other related tables and disclosures, and to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers through the adoption of the following resolution at the Annual Meeting:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

The Say-on-Pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board of Directors. However, the Company’s Board of Directors and its Compensation Committee value the opinions of the stockholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider the stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “For” approval of the advisory (non-binding) proposal concerning the Company’s named executive officer compensation program.

PROPOSAL 3 --- ADVISORY (NON-BINDING) VOTE CONCERNING THE FREQUENCY OF

HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

At the Annual Meeting, the stockholders will be asked to cast a (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation.

In connection with Proposal 2, the Dodd-Frank Act also requires that the Company include in this proxy statement a separate advisory (non-binding) stockholder vote on how frequently the Company should seek a Say-on-Pay vote. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation every one, two or three years. Stockholders also may abstain from casting a vote on this proposal.

At the 2011 annual meeting of stockholders, the Board of Directors made no recommendation on how stockholders should vote and stockholders approved, on an advisory basis, a frequency of every two years for advisory votes on the compensation of Named Executive Officers. In accordance with this vote, the board of directors has provided for an advisory vote on the compensation of Named Executive Officers every two years since 2011. At this year’s Annual Meeting, stockholders again will have the opportunity to vote, on an advisory basis, on the frequency of advisory votes on the compensation of our Named Executive Officers.

The selection regarding the frequency of the stockholder vote on executive compensation receiving the highest number of votes shall be deemed approved. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

The Board of Directors recommends a vote for a frequency of every “Two Years” for future advisory votes on compensation of Named Executive Officers.

PROPOSAL 4 — RATIFICATION OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2019. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “For” the ratification of the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2019.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and made available to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the financial statements of the Company as contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by the Company on March 28, 2019, which is made available together with this proxy statement on the website specified above to all stockholders in connection with the Annual Meeting.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2020 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at China Automotive Systems, Inc., D8 Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, The People’s Republic of China on or before February 5, 2020.

By Order of the Board of Directors

/s/ Chen Hanlin
Chen Hanlin Chairman

Hubei, People’s Republic of China

May 29, 2019

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

Dixon Chen Awaken Advisors 26 Mercer Street, 2nd Floor New York, NY 10013 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Hanlin Chen 02 Qizhou Wu 03 Guangxun Xu 04 Heng Henry Lu 05 Tong Kooi Teo Dixon Chen Awaken Advisors 26 Mercer Street, 2nd Floor New York, NY 10013 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To approve an advisory (non-binding) proposal concerning the Company's named executive officer compensation program. The Board of Directors recommends you vote 2 YEARS on the following proposal: 1 year 2 years 3 years Abstain 3. To approve an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To ratify the appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company's independent auditors for the fiscal year ending December 31, 2019. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000424554_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com CHINA AUTOMOTIVE SYSTEMS, INC. Annual Meeting of Stockholders July 18, 2019 10:00 AM This proxy is solicited by the Board of Directors of China Automotive Systems, Inc. The shareholder of China Automotive Systems, Inc. by signing this card hereby appoints Hanlin Chen and Qizhou Wu, or any one of them, as proxies for this card, with full power of substitution, to vote on behalf of the shares of common stock of China Automotive Systems, Inc. that the shareholder is entitled to vote at the Annual Meeting of Stockholders to be held on July 18, 2019 (Thursday) at 10 am local time at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China, , as more fully described in the accompanying proxy statement, to: This Proxy, when properly executed, will be voted by the Proxies in the manner designated below. If this Proxy is returned signed but without a clear voting designation, the Proxies will vote FOR Items 1, 2 , 3 and 4. Continued and to be signed on reverse side 0000424554_2 R1.0.1.18